================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2001

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

   Delaware                                1-8597                        94-2657368
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
 of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  Other Events.

On June 21, 2001, The Cooper Companies, Inc. issued a press release announcing that a United States District Court had denied a petition for preliminary injunction in a patent infringement lawsuit against CooperVision, a Cooper Companies' unit. This release is filed as an exhibit hereto and is incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit
  No.        Description
------       -----------
99.1         Press Release dated June 21, 2001 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE COOPER COMPANIES, INC.

                                           By   /s/ Stephen C. Whiteford
                                                -------------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)

Dated:  June 25, 2001

                                  EXHIBIT INDEX

Exhibit                                                             Sequentially
  No.    Description                                                Numbered Page
-----    -----------                                                -------------
99.1     Press Release dated June 21, 2001 of The Cooper
                  Companies, Inc.


                      STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as...................'r'